EXHIBIT 99.1

Enterprise Bank & Trust Announces Completion of Branch Acquisition with First Interstate Bank

October 14, 2025, ST. LOUIS, MO. — Enterprise Financial Services Corp (Nasdaq: EFSC) (the “Company,” “EFSC,” or “Enterprise”), the holding company of Enterprise Bank & Trust (“EB&T”), announced today the completion of EB&T’s acquisition of twelve branches from First Interstate Bank (“FIB”), a wholly-owned subsidiary of First Interstate BancSystem, Inc. (Nasdaq: FIBK). The acquisition adds ten branches in Arizona and two branches in Kansas with approximately $300 million in loans and $645 million in deposits. Following the acquisition, Enterprise will have approximately $17 billion in total assets.

James B. Lally, President and Chief Executive Officer of Enterprise stated, “We are pleased to announce the completion of the acquisition of twelve First Interstate Bank branches in Arizona and Kansas City. In addition to an enhanced funding profile, the addition of these branches allows us to expand our access to existing markets with attractive growth opportunities. We believe this transaction will help us meet the needs of our new and existing customers while delivering continued long-term value for our stockholders.”

The acquisition further expands Enterprise’s footprint in Arizona and the greater Kansas City metropolitan area. The acquired branches have been fully converted to EB&T branch offices, and former FIB customers have access to the broad suite of EB&T products and services, including a wide range of commercial and retail banking products.

Advisers to the Transaction
Janney Montgomery Scott LLC and Holland & Knight LLP acted as financial advisor and legal advisor, respectively, to Enterprise on the transaction.

About Enterprise Financial Services Corp
Enterprise Financial Services Corp (Nasdaq: EFSC), with approximately $16.1 billion in assets as of June 30, 2025, is a financial holding company headquartered in Clayton, Missouri. Enterprise Bank & Trust, a Missouri state-chartered trust company with banking powers and a wholly-owned subsidiary of EFSC, operates branch offices in Arizona, California, Florida, Kansas, Missouri, Nevada, and New Mexico, and SBA loan and deposit production offices throughout the country. Enterprise Bank & Trust offers a range of business and personal banking services and wealth management services. Enterprise Trust, a division of Enterprise Bank & Trust, provides financial planning, estate planning, investment management and trust services to businesses, individuals, institutions, retirement plans and non-profit organizations. Additional information is available at www.enterprisebank.com.

Enterprise Financial Services Corp’s common stock is traded on the Nasdaq Stock Market under the symbol “EFSC.” Please visit our website at www.enterprisebank.com to see our regularly posted material information.

Forward-Looking Statements
This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the branch acquisition transaction between Enterprise Bank & Trust and FIB, the plans, objectives, expectations and intentions of Enterprise Bank & Trust, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on Enterprise including, without limitation, plans, strategies and goals, and statements about either company’s expectations regarding their respective revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of strategic transactions.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: our ability to efficiently integrate acquisitions such as the branch acquisition from FIB, into our operations, retain the customers of these businesses and grow the acquired operations; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), impacts of trade and tariff policies, U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth; risks associated with rapid increases or decreases in prevailing interest rates; changes in business prospects that could impact goodwill estimates and assumptions; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on either company’s revenue and business, including rules and regulations relating to bank products and financial services; changes in accounting policies and practices or accounting standards; natural disasters (including wildfires and earthquakes); terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, or other health emergencies and their effects on economic and business environments in which the company’s operate, including the related disruption to the financial market and other economic activity; and other risks referenced from time to time in Enterprise’s filings with the Securities and Exchange Commission (the “SEC”), including in their Annual Reports on Form 10-K for the fiscal year ended December 31, 2024, and other filings with the SEC. Enterprise cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect their results of operation or financial condition.

Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Except to the extent required by applicable law or regulation, Enterprise disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made.

For more information please contact:

Investor inquiries:
Keene Turner, Senior Executive Vice President, CFO and COO
(314) 512-7233

Media inquiries:
Steve Richardson, Senior Vice President, Corporate Communications
(314) 512-7141